EXHIBIT 21
INTERSTATE HOTELS & RESORTS, INC.
Subsidiaries
Updated as of: March 13, 2007
Consolidated Subsidiaries

Subsidiary	Jurisdiction	Ownership
AGH Leasing, L.P.	Delaware	99% Interstate Operating Company, L.P.
1% Interstate Hotels & Resorts, Inc.

CapStar BK Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P.
1% Interstate Hotels & Resorts, Inc.

CapStar St. Louis Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P.
1% Interstate Hotels & Resorts Inc

CapStar Winston Company, L.L.C	Delaware	99% Interstate Operating Company, L.P.
1% Interstate Hotels & Resorts, Inc.

Colony Hotels and Resorts Company	Delaware	100% Interstate Hotels, LLC

Continental Design and Supplies Company, LLC	Delaware	1% Interstate Member, Inc. 99% Interstate Hotels, LLC

Crossroads Hospitality Company, LLC	Delaware	99% Interstate Hotels, LLC 1% Interstate Member, Inc

Crossroads Hospitality Management Company	Delaware	100% Interstate Hotels & Resorts, Inc.

Crossroads Hospitality Tenant Company, LLC	Delaware	99% Interstate Hotels, LLC 1% Interstate Member, Inc.

Crossroads/Memphis Company, LLC	Delaware	99% Crossroads Hospitality Company, LLC 1% Interstate Member, Inc.

Eagle Ridge Management Company, LLC	Delaware	100% Interstate Operating Company, LP

Flagstone Hospitality Management LLC	Delaware	100% MeriStar Flagstone LLC

Hilltop Equipment Leasing Company, LP	Delaware	99% Interstate Hotels, LLC 1% Interstate Member, Inc.

IHC II, LLC	Delaware	100% Interstate Hotels & Resorts, Inc

IHC Holdings, Inc.	Delaware	100% Northridge Holdings, Inc.

IHC International Development (U.K.), LLC	Delaware	100% Interstate Hotels, LLC

IHC Moscow Services, LLC	Delaware	100% Interstate Hotels, LLC

Subsidiary	Jurisdiction	Ownership
IHC Services Company, LLC	Delaware	100% Interstate Member, Inc.

IHC/KP Holding Corporation	Delaware	100% Interstate Partner Corporation

IHC/Moscow Corporation	Delaware	100% Interstate Hotels, LLC

IHR Development Group, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Alberta, ULC	Alberta, Canada	100% Interstate Partner Corporation

Interstate Arlington GP, LLC	Delaware	100% Interstate Arlington MC, LLC

Interstate Arlington LP, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Arlington MC, LLC	Delaware	100% Interstate Property Corporation

Interstate Arlington, LP	Delaware	99% Interstate Arlington LP, LLC 1% Interstate Arlington GP, LLC

Interstate Baton Rouge, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Canada Hotel, Ltd	Ontario	100% Interstate Hotels & Resorts, Inc.

Interstate Cerritos, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Charlotte, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Cleveland, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Concord Holdings, LLC	Delaware	100% Interstate Concord, LLC

Interstate Concord, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Durham, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Hotels Company	Delaware	100% Interstate Hotels & Resorts, Inc

Interstate Hotels Corporation	Delaware	100% Interstate Hotels & Resorts Inc

Interstate Hotels, LLC	Delaware	100% Northridge Holdings, Inc

Interstate Houston Partner, LP	Delaware	99% Interstate Property Corporation L.P. (LP) 1% Interstate Kissimmee Partner, L.P. (GP)

Interstate Investment Corporation	Delaware	100% Interstate Hotels & Resorts, Inc

Subsidiary	Jurisdiction	Ownership
Interstate Investments I, LLC	Delaware	100% Interstate Operating Company, L.P.

Interstate Kissimmee Partner, LP	Delaware	100% Interstate /KP Holding Corporation

Interstate Management Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P 1% Interstate Hotels & Resorts, Inc.

Interstate Management Services, Inc.	Delaware	100% Interstate Hotels & Resorts, Inc.

Interstate Manchester Company, LLC	Delaware	100% Interstate Property Partnership, LP

Interstate Member, Inc	Delaware	100% Interstate Hotels & Resorts, Inc

Interstate MIP Mezzanine, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Myrtle Beach ABC, LLC	South Carolina	100% Interstate Operating Company, LP

Interstate NHF, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Ontario Hotel, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Partner Corporation	Delaware	100% Interstate Hotels & Resorts, Inc

Interstate Pittsburgh Hotel Holdings, LLC	Delaware	100% Interstate Property Partnership, L.P.

Interstate Property Corporation	Delaware	100% Interstate Hotels & Resorts, Inc

Interstate Property Partnership, LP	Delaware	1% Interstate Partner Corporation 99% Interstate Property Corporation

Interstate Receiver Columbia Management, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Receiver, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Sawgrass, LLC	Delaware	100% Interstate Operating Company, L.P.

Interstate Sub. Inc.	Delaware	100% Interstate Operating Company, LP

Interstate Sub., LLC	Delaware	100% Interstate Operating Company, LP

Interstate Tesoro, LLC	Delaware	100% Interstate Operating Company, LP

Interstate Westchase GP, LLC	Delaware	100% Interstate Westchase MC, LLC

Interstate Westchase LP, LLC	Delaware	100% Interstate Operating Company, LP

Subsidiary	Jurisdiction	Ownership
Interstate Westchase MC, LLC	Delaware	100% Interstate Property Corporation

Interstate Westchase, LP	Delaware	99% Interstate Westchase LP, LLC 1% Interstate Westchase GP, LLC

Interstate Westminster Property, LLC	Delaware	100% Interstate Operating Company, LP

Interstate/Dallas GP, LLC	Delaware	100% Interstate Property Corporation

Interstate/Dallas Partnership, LP	Delaware	1% Interstate Property Corporation (as GP) 99% Interstate Property Partnership, LP (as LP)

Interstate/Manchester Company, LLC	Delaware	100% Interstate Property Partnership

MeriStar AGH Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc.

MeriStar Flagstone, LLC	Delaware	100% Interstate Operating Company, L.P

MeriStar HGI Company, L.L.C.	Delaware	100% Interstate Operating Company, L.P.

MeriStar Laundry, LLC	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc

MeriStar LAX Company, LLC	Delaware	100% Interstate Operating Company, L.P.

MeriStar Management (Vancouver-Metrotown) Ltd	British Columbia Canada	100% Interstate Management Company, L.L.C.

Meristar Nordic Hills, LLC	Delaware	100% Interstate Operating Company, L.P.

MeriStar Preston Center, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc

MeriStar Storrs Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc.

MeriStar Vacations, L.L.C.	Delaware	100% Interstate Operating Company, L.P.

Northridge Holdings, Inc.	Delaware	100% Interstate Hotels & Resorts, Inc.

Northridge Insurance Company	Cayman Islands	100% Interstate Hotels, LLC

Oak Hill Catering Company, Inc.	West Virginia	99% Crossroads Hospitality Company, LLC 1% Northridge Holdings, Inc.

PAH-Cambridge Holdings, LLC	Delaware	100% Interstate Hotels, LLC

PAH-Hilltop GP, LLC	Delaware	100% Interstate Hotels, LLC

Sunstone Hotel Properties, Inc.	Colorado	100% Interstate Hotels & Resorts, Inc.

The NetEffect Strategic Alliance, LLC	Delaware	100% Interstate Operating Company, L.P.

Twin Towers Leasing, L.P.	Delaware	49% Interstate Operating Company, LP 51% AGH Leasing, LP

Joint Venture Subsidiaries

Subsidiary	Jurisdiction	Ownership
Cambridge Hotel Associates Limited Partnership

Campus Associates Limited Partnership	Delaware	5% MeriStar Storrs Company, L.L.C.

CapStar Hallmark Company, L.L.C.		50% CapStar St. Louis Company, L.L.C.

CNL IHC Partners, LP	Delaware	10% Interstate Manchester Company, L.L.C.

CY — CIH Manchester Parent, LLC	Delaware	100% CNL IHC Partners, LP

CY Manchester Hotel Partners, LP	Delaware	.5% CY — CIH Manchester Parent, LLC
99.5% CNL IHC Partners, L.P. (LP)

CY Manchester Tenant Corporation	Delaware	100% CY Manchester Hotel Partners, LP

HI Galleria Hotel Partnership, LP	Delaware	5% HI CIH Galleria Parent LLC (GP)
99.5% CNL-IHC Partners L.P. (LL)

Middletown Hotel Associates Limited Partnership	Delaware	12.5% Meristar Storrs Company, LLC

Orchard, Park & Associates	Delaware	5 % Interstate Operating Company, LP

RI — CIH Manchester Parent, LLC	Delaware	100% CNL IHC Partners, LP

RI Manchester Hotel Partners, LP	Delaware	100% Manchester Hotel Partners, LP